SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K


                              CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


            Date of Report (Date of earliest event reported) :
                               June 3, 2004

                                   SPARTECH CORPORATION
          (Exact name of registrant as specified in its charter)

                                         DELAWARE
              (State or other jurisdiction of incorporation)

                     1-5911                           43-0761773
           (Commission File Number)                (IRS Employer
                                                   Identification No.)

     120 South Central Avenue, Suite 1700, Clayton, Missouri    63105
    (Address of principal executive offices)                (Zip Code)

                                        (314) 721-4242
           (Registrant's Telephone Number, Including Area Code)


                           SPARTECH CORPORATION

                                 FORM 8-K



Item 12.  Results of Operations
and Financial Condition

     On June 3, 2004 a press release was issued regarding earnings results of Spartech Corporation for the quarter ended May 1, 2004. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.






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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPARTECH CORPORATION



Date    June 3, 2004               By /s/ Randy C. Martin
                                      Randy C. Martin
                                      Executive Vice President -
                                      Corporate Development and
                                      Chief Financial Officer


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                               EXHIBIT INDEX


Exhibit
Number         Description

 99.1 Press release of Spartech Corporation dated June 3, 2004.




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